UNITED STATES
                   928566167SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 17, 1997



                             THE VINCAM GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                     0-28148                59-2452823
-------------------------------      ----------------       -------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
 incorporation or organization)          Number)            Identification No.)


                  2850 Douglas Road Coral Gables, Florida 33134
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (305) 460-2350
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                 -----------------------------------------------
                 (Former name, former address, and former fiscal
                       year, if changed since last report)




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


ITEM 5.  OTHER EVENTS

     The Vincam Group, Inc. (the "Company" or "Vincam") has named John T. Carlen to the new position of president and chief operating officer. Carlen, 49 years old, will oversee Vincam's operations in the company's 11 offices.

     Carlen will join Vincam from Paychex, Inc. ("Paychex") in Rochester, N.Y., where he served as executive vice president from 1993 to 1997 and was responsible for payroll services, sales and electronic commerce operations. In addition, Carlen oversaw all acquisition activities and was responsible for Paychex's entrance into the PEO industry. Before joining Paychex, Carlen served in various executive positions with the May Department Store Company.

     NOTE: Statements in this filing relating to matters that are not historical facts are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performances or achievements of The Vincam Group, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such known and unknown risks, uncertainties and other factors include, but are not limited to, the following: (i) potential for unfavorable interpretation of government regulations relating to labor, taxes, insurance, employment matters and the provision of managed care services; (ii) the Company's ability to obtain or maintain all required licenses or certifications required to further expand the range of specialized managed care services offered by the Company; (iii) potential increases in the Company's costs, such as health care costs, that the Company may not be able to reflect immediately in its service fees; (iv) the Company's ability to offer its services to prospective clients in additional states where it has less or no market penetration; (v) the level of acquisition opportunities available to the Company and the Company's ability to efficiently price and negotiate such acquisitions on a favorable basis; (vi) the financial condition of the Company's clients; (vii) additional regulatory requirements affecting the Company; (viii) the impact of competition from existing and new professional employer organizations; (ix) the failure to properly manage growth and successfully integrate acquired companies and operations; and (x) other factors which are described in further detail in the Company's filings with the Securities and Exchange Commission.






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


                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, as of the 24th of June, 1997.

                                     THE VINCAM GROUP, INC.
                                     -------------------------
                                     REGISTRANT


June 24, 1997                        By:/s/ STEPHEN L. WAECHTER
-------------                        -------------------------------------------
Date Stephen L. Waechter, Chief Financial Officer, Senior Vice President Finance and Administration (Principal
                                        Financial Officer)




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